Exhibit 10b






Statement re:  First Amendments to 1992 Meredith Corporation Stock Incentive
               Plan Agreements







Meredith Corporation has stock incentive plan agreements with certain employees. The 1992 Meredith Corporation Stock Incentive Plan was filed as
Exhibit 10b to the Company's Form 10-K dated June 30, 1992.

First Amendments to 1992 Meredith Corporation Stock Incentive Plan Agreements between Meredith Corporation and the following named executive officers are not filed herewith pursuant to Instruction 2, to Item 601 of Regulation S-K as they are substantially identical in all material respects, except as to the parties thereto and the number of shares and exercise prices of the referenced agreements, to the first amendment to the agreement filed as Exhibit 10a in this Form 10-Q for the period ended September 30, 1995. The executive officers named in the first amendments to the agreements not filed with the Commission are as follows:

                              William T. Kerr
                              Larry D. Hartsook
                              Philip A. Jones
                              Christopher M. Little
                              Allen L. Sabbag